EXHIBIT 99.1

First Financial Bancorp. Reports First Quarter 2017 Financial Results

First Quarter Diluted Earnings per Share Increased 22% Compared to 2016

Cincinnati, Ohio - April 20, 2017 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the first quarter 2017. For the three months ended March 31, 2017, the Company reported net income of $24.4 million, or $0.39 per diluted common share. These results compare to net income of $23.3 million, or $0.38 per diluted common share, for the fourth quarter of 2016 and $19.8 million, or $0.32 per diluted common share, for the first quarter of 2016.

Return on average assets for the first quarter of 2017 was 1.18% while return on average tangible common equity was 14.98%. These compare to a return on average assets of 1.11% and return on average tangible common equity of 14.19% in the fourth quarter of 2016 and a return on average assets of 0.98% and a return on average tangible common equity of 13.06% in the first quarter of 2016.

First quarter 2017 highlights include:

•	Net income increased $1.1 million, or 4.8%, compared to the linked quarter; $4.6 million, or 23.2%, compared to first quarter 2016

•	Loan balances declined $3.4 million, or 0.1%, compared to the linked quarter; loan balances increased $249.5 million, or 4.5%, compared to first quarter 2016

•	Total deposits increased $4.1 million, or 0.1%, from the linked quarter; $353.1 million, or 5.7%, compared to first quarter 2016

•	Net interest margin of 3.63% on a GAAP basis; margin declined 1 basis point to 3.70% on a fully tax equivalent basis

•
Continued solid credit performance with lower net charge-offs, classified asset balances and reserves on covered/formerly covered assets resulting in $2.4 million decline in provision expense compared to the linked quarter

•	Effective tax rate of 30.0%, includes $1.1 million impact from adoption of new accounting guidance for stock compensation

•	Linked quarter improvement in capital ratios; tier 1 ratio of 10.59%, total ratio of 13.19% and leverage ratio of 8.69%

•	Efficiency ratio of 59.2% compared to 57.6% in the linked quarter and 61.8% in first quarter 2016

Claude Davis, Chief Executive Officer, commented, “We are pleased to report strong earnings for the first quarter of 2017, which was our 106th consecutive quarter of profitability. Our proactive approach to managing the balance sheet resulted in higher investment income, which combined with higher fee income, lower credit costs and the tax benefit related to new accounting guidance to offset the earnings impact from softer loan demand. Capital ratios improved during the period and we continue to evaluate and implement strategic initiatives aimed at growing fee income and efficiently managing our expenses."

"As we look further into 2017, we continue to focus on organic loan and deposit growth and increasing operational efficiency across our company. While loan demand in the first quarter fell short of our expectations, we are encouraged by the current pipeline and believe our solid first quarter results put us in a position to continue delivering on our premier business bank strategy and capitalize on consumer and business confidence."

This release announcing our first quarter 2017 financial results includes an accompanying slide presentation, which management intends to refer to during the conference call on Friday, April 21, 2017.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, April 21, 2017 at 8:30 a.m. Eastern Standard Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10104461. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information and any non-GAAP reconciliations related to this release is available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of March 31, 2017, the Company had $8.5 billion in assets, $5.8 billion in loans, $6.5 billion in deposits and $880.1 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its four lines of business: Commercial and Private Banking, Retail Banking, Investment Commercial Real Estate and Commercial Finance. These business units provide traditional banking services to business and retail clients. Commercial and Private Banking includes First Financial Wealth Management, which provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.5 billion in assets under management as of March 31, 2017. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operates 103 banking centers, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

2

Forward-Looking Statement
This earnings release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not based on historical or current facts, but rather on our current beliefs, expectations, assumptions and projections about our business, the economy and other future conditions. Forward-looking statements often include words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ “could,” “should,” and other similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.
As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov.
Forward-looking statements are meaningful only on the date when such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date on which a forward-looking statement is made.

Contact Information
Investors/Analysts                    Media
John Gavigan                        Lynda Crossan
Chief Financial Officer                    Marketing Director
(513) 887-5400                        (513) 979-5817
InvestorRelations@bankatfirst.com            Lynda.Crossan@bankatfirst.com

3

Selected Financial Information
March 31, 2017
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2017	2016	2016	2016	2016
RESULTS OF OPERATIONS
Net income	$24,414	$23,294	$22,850	$22,568	$19,814
Net earnings per share - basic	$0.40	$0.38	$0.37	$0.37	$0.32
Net earnings per share - diluted	$0.39	$0.38	$0.37	$0.36	$0.32
Dividends declared per share	$0.17	$0.16	$0.16	$0.16	$0.16

KEY FINANCIAL RATIOS
Return on average assets	1.18%	1.11%	1.09%	1.11%	0.98%
Return on average shareholders' equity	11.36%	10.73%	10.62%	10.84%	9.70%
Return on average tangible shareholders' equity	14.98%	14.19%	14.08%	14.49%	13.06%

Net interest margin	3.63%	3.66%	3.61%	3.61%	3.62%
Net interest margin (fully tax equivalent) (1)	3.70%	3.71%	3.66%	3.67%	3.68%

Ending shareholders' equity as a percent of ending assets	10.32%	10.25%	10.29%	10.19%	10.09%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.05%	7.96%	7.97%	7.85%	7.71%
Risk-weighted assets	9.90%	9.73%	9.63%	9.51%	9.49%

Average shareholders' equity as a percent of average assets	10.36%	10.33%	10.29%	10.21%	10.12%
Average tangible shareholders' equity as a percent of
average tangible assets	8.06%	8.01%	7.96%	7.83%	7.71%

Book value per share	$14.16	$13.96	$13.90	$13.67	$13.36
Tangible book value per share	$10.78	$10.56	$10.50	$10.26	$9.94

Common equity tier 1 ratio (2)	10.59%	10.46%	10.20%	10.07%	10.16%
Tier 1 ratio (2)	10.59%	10.46%	10.20%	10.07%	10.16%
Total capital ratio (2)	13.19%	13.10%	12.82%	12.70%	12.84%
Leverage ratio (2)	8.69%	8.60%	8.45%	8.38%	8.27%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$5,736,513	$5,780,865	$5,743,773	$5,569,080	$5,417,812
FDIC indemnification asset	11,520	12,782	14,031	15,404	17,138
Investment securities	1,906,699	1,816,944	1,811,240	1,869,540	1,938,772
Interest-bearing deposits with other banks	40,985	19,557	22,116	21,687	24,291
Total earning assets	$7,695,717	$7,630,148	$7,591,160	$7,475,711	$7,398,013
Total assets	$8,409,071	$8,359,912	$8,322,156	$8,203,837	$8,118,945
Noninterest-bearing deposits	$1,499,097	$1,544,598	$1,453,842	$1,441,068	$1,386,768
Interest-bearing deposits	4,942,766	5,012,613	4,746,887	4,867,439	4,749,253
Total deposits	$6,441,863	$6,557,211	$6,200,729	$6,308,507	$6,136,021
Borrowings	$968,326	$815,928	$1,153,042	$965,951	$1,065,739
Shareholders' equity	$871,215	$863,509	$856,296	$837,412	$821,588

CREDIT QUALITY RATIOS
Allowance to ending loans	0.98%	1.01%	1.00%	0.99%	0.98%
Allowance to nonaccrual loans	169.85%	326.91%	314.84%	254.56%	244.16%
Allowance to nonperforming loans	89.25%	120.83%	114.17%	112.74%	103.07%
Nonperforming loans to total loans	1.10%	0.83%	0.87%	0.88%	0.95%
Nonperforming assets to ending loans, plus OREO	1.19%	0.94%	1.00%	1.04%	1.16%
Nonperforming assets to total assets	0.80%	0.64%	0.69%	0.72%	0.78%
Classified assets to total assets	1.34%	1.48%	1.70%	1.72%	1.63%
Net charge-offs to average loans (annualized)	0.14%	0.17%	0.05%	0.08%	0.10%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) March 31, 2017 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2017	2016
	First	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans, including fees	$66,868	$67,883	$66,997	$64,424	$63,399	$262,703
Investment securities
Taxable	11,608	10,698	10,326	10,706	11,373	43,103
Tax-exempt	1,353	1,134	1,083	1,156	1,162	4,535
Total investment securities interest	12,961	11,832	11,409	11,862	12,535	47,638
Other earning assets	(1,001)	(1,068)	(1,081)	(1,103)	(1,139)	(4,391)
Total interest income	78,828	78,647	77,325	75,183	74,795	305,950

Interest expense
Deposits	6,925	6,026	5,600	5,457	5,530	22,613
Short-term borrowings	1,432	915	1,368	1,053	1,170	4,506
Long-term borrowings	1,539	1,540	1,539	1,541	1,540	6,160
Total interest expense	9,896	8,481	8,507	8,051	8,240	33,279
Net interest income	68,932	70,166	68,818	67,132	66,555	272,671
Provision for loan and lease losses	367	2,761	1,687	4,037	1,655	10,140
Net interest income after provision for loan and lease losses	68,565	67,405	67,131	63,095	64,900	262,531

Noninterest income
Service charges on deposit accounts	4,644	5,041	5,056	4,455	4,381	18,933
Trust and wealth management fees	3,747	3,241	3,236	3,283	3,440	13,200
Bankcard income	3,135	3,136	2,984	3,130	2,882	12,132
Client derivative fees	1,103	466	1,210	1,799	1,095	4,570
Net gains from sales of loans	1,216	1,711	2,066	1,846	1,181	6,804
Net gains on sale of investment securities	516	0	398	(188)	24	234
Other	3,003	3,351	1,999	5,869	2,509	13,728
Total noninterest income	17,364	16,946	16,949	20,194	15,512	69,601

Noninterest expenses
Salaries and employee benefits	31,750	31,127	32,093	29,526	29,615	122,361
Net occupancy	4,515	4,338	4,543	4,491	4,957	18,329
Furniture and equipment	2,177	2,181	2,139	2,130	2,213	8,663
Data processing	3,298	3,095	2,828	2,765	2,718	11,406
Marketing	510	1,458	641	801	1,065	3,965
Communication	447	404	527	477	481	1,889
Professional services	1,758	1,731	1,460	1,299	1,813	6,303
State intangible tax	721	117	639	639	639	2,034
FDIC assessments	932	1,001	1,048	1,112	1,132	4,293
Loss (gain) - other real estate owned	24	(953)	(112)	43	(190)	(1,212)
Other	4,913	5,523	5,029	6,142	5,980	22,674
Total noninterest expenses	51,045	50,163	51,105	49,413	50,720	201,401
Income before income taxes	34,884	34,188	32,975	33,876	29,692	130,731
Income tax expense	10,470	10,894	10,125	11,308	9,878	42,205
Net income	$24,414	$23,294	$22,850	$22,568	$19,814	$88,526

ADDITIONAL DATA
Net earnings per share - basic	$0.40	$0.38	$0.37	$0.37	$0.32	$1.45
Net earnings per share - diluted	$0.39	$0.38	$0.37	$0.36	$0.32	$1.43
Dividends declared per share	$0.17	$0.16	$0.16	$0.16	$0.16	$0.64

Return on average assets	1.18%	1.11%	1.09%	1.11%	0.98%	1.07%
Return on average shareholders' equity	11.36%	10.73%	10.62%	10.84%	9.70%	10.48%

Interest income	$78,828	$78,647	$77,325	$75,183	$74,795	$305,950
Tax equivalent adjustment	1,225	1,077	1,028	1,058	1,052	4,215
Interest income - tax equivalent	80,053	79,724	78,353	76,241	75,847	310,165
Interest expense	9,896	8,481	8,507	8,051	8,240	33,279
Net interest income - tax equivalent	$70,157	$71,243	$69,846	$68,190	$67,607	$276,886

Net interest margin	3.63%	3.66%	3.61%	3.61%	3.62%	3.62%
Net interest margin (fully tax equivalent) (1)	3.70%	3.71%	3.66%	3.67%	3.68%	3.68%

Full-time equivalent employees	1,424	1,420	1,402	1,403	1,390

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	% Change	% Change
	2017	2016	2016	2016	2016	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$117,914	$121,598	$117,982	$106,174	$102,675	(3.0)%	14.8%
Interest-bearing deposits with other banks	39,058	82,450	16,765	18,911	15,582	(52.6)%	150.7%
Investment securities available-for-sale	1,220,046	1,039,870	1,120,494	1,114,349	1,164,319	17.3%	4.8%
Investment securities held-to-maturity	730,796	763,254	628,497	670,111	702,315	(4.3)%	4.1%
Other investments	50,996	51,077	51,170	51,261	53,255	(0.2)%	(4.2)%
Loans held for sale	7,657	13,135	17,414	10,494	15,369	(41.7)%	(50.2)%
Loans and leases
Commercial and industrial	1,779,635	1,781,948	1,782,782	1,794,533	1,744,732	(0.1)%	2.0%
Lease financing	88,888	93,108	96,046	100,263	101,135	(4.5)%	(12.1)%
Construction real estate	446,332	399,434	380,349	374,949	341,453	11.7%	30.7%
Commercial real estate	2,398,235	2,427,577	2,468,083	2,363,456	2,261,857	(1.2)%	6.0%
Residential real estate	486,601	500,980	507,715	512,800	508,512	(2.9)%	(4.3)%
Home equity	458,974	460,388	463,702	467,549	466,010	(0.3)%	(1.5)%
Installment	52,063	50,639	47,825	46,917	41,627	2.8%	25.1%
Credit card	43,354	43,408	43,009	40,746	39,283	(0.1)%	10.4%
Total loans	5,754,082	5,757,482	5,789,511	5,701,213	5,504,609	(0.1)%	4.5%
Less:
Allowance for loan and lease losses	56,326	57,961	57,618	56,708	53,732	(2.8)%	4.8%
Net loans	5,697,756	5,699,521	5,731,893	5,644,505	5,450,877	0.0%	4.5%
Premises and equipment	131,808	131,579	132,082	133,969	138,036	0.2%	(4.5)%
Goodwill and other intangibles	210,324	210,625	210,888	211,199	211,533	(0.1)%	(0.6)%
Accrued interest and other assets	324,815	324,858	341,296	349,129	339,593	0.0%	(4.4)%
Total Assets	$8,531,170	$8,437,967	$8,368,481	$8,310,102	$8,193,554	1.1%	4.1%

LIABILITIES
Deposits
Interest-bearing demand	$1,494,892	$1,513,771	$1,494,529	$1,436,078	$1,430,963	(1.2)%	4.5%
Savings	2,284,821	2,142,189	2,005,407	1,974,449	1,922,892	6.7%	18.8%
Time	1,202,563	1,321,843	1,346,736	1,279,934	1,414,313	(9.0)%	(15.0)%
Total interest-bearing deposits	4,982,276	4,977,803	4,846,672	4,690,461	4,768,168	0.1%	4.5%
Noninterest-bearing	1,547,600	1,547,985	1,492,011	1,429,163	1,408,609	0.0%	9.9%
Total deposits	6,529,876	6,525,788	6,338,683	6,119,624	6,176,777	0.1%	5.7%
Federal funds purchased and securities sold
under agreements to repurchase	52,484	120,212	77,936	80,084	75,499	(56.3)%	(30.5)%
FHLB short-term borrowings	806,700	687,700	848,300	1,035,000	894,400	17.3%	(9.8)%
Total short-term borrowings	859,184	807,912	926,236	1,115,084	969,899	6.3%	(11.4)%
Long-term debt	119,629	119,589	119,549	119,596	119,556	0.0%	0.1%
Total borrowed funds	978,813	927,501	1,045,785	1,234,680	1,089,455	5.5%	(10.2)%
Accrued interest and other liabilities	142,416	119,454	122,876	109,075	100,735	19.2%	41.4%
Total Liabilities	7,651,105	7,572,743	7,507,344	7,463,379	7,366,967	1.0%	3.9%

SHAREHOLDERS' EQUITY
Common stock	567,911	570,382	569,199	567,687	567,497	(0.4)%	0.1%
Retained earnings	451,073	437,188	423,800	410,893	398,224	3.2%	13.3%
Accumulated other comprehensive loss	(26,639)	(28,443)	(17,522)	(17,688)	(23,209)	(6.3)%	14.8%
Treasury stock, at cost	(112,280)	(113,903)	(114,340)	(114,169)	(115,925)	(1.4)%	(3.1)%
Total Shareholders' Equity	880,065	865,224	861,137	846,723	826,587	1.7%	6.5%
Total Liabilities and Shareholders' Equity	$8,531,170	$8,437,967	$8,368,481	$8,310,102	$8,193,554	1.1%	4.1%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2017	2016	2016	2016	2016
ASSETS
Cash and due from banks	$115,719	$122,130	$116,441	$121,426	$117,782
Interest-bearing deposits with other banks	40,985	19,557	22,116	21,687	24,291
Investment securities	1,906,699	1,816,944	1,811,240	1,869,540	1,938,772
Loans held for sale	8,125	14,729	11,197	11,752	13,216
Loans and leases
Commercial and industrial	1,782,829	1,767,570	1,786,461	1,752,237	1,657,279
Lease financing	89,549	93,817	96,518	100,103	94,935
Construction real estate	414,038	376,616	380,894	348,100	322,600
Commercial real estate	2,390,004	2,470,280	2,400,308	2,294,980	2,270,686
Residential real estate	497,412	503,711	512,341	510,262	509,422
Home equity	459,821	461,177	466,062	466,170	466,722
Installment	50,722	49,071	47,428	44,438	41,698
Credit card	44,013	43,894	42,564	41,038	41,254
Total loans	5,728,388	5,766,136	5,732,576	5,557,328	5,404,596
Less:
Allowance for loan and lease losses	58,461	58,733	58,284	55,504	54,882
Net loans	5,669,927	5,707,403	5,674,292	5,501,824	5,349,714
Premises and equipment	132,384	132,414	133,360	137,927	138,377
Goodwill and other intangibles	210,513	210,768	211,029	211,363	211,707
Accrued interest and other assets	324,719	335,967	342,481	328,318	325,086
Total Assets	$8,409,071	$8,359,912	$8,322,156	$8,203,837	$8,118,945

LIABILITIES
Deposits
Interest-bearing demand	$1,484,427	$1,540,755	$1,447,226	$1,483,025	$1,391,591
Savings	2,224,708	2,093,557	2,015,602	2,042,188	1,938,206
Time	1,233,631	1,378,301	1,284,059	1,342,226	1,419,456
Total interest-bearing deposits	4,942,766	5,012,613	4,746,887	4,867,439	4,749,253
Noninterest-bearing	1,499,097	1,544,598	1,453,842	1,441,068	1,386,768
Total deposits	6,441,863	6,557,211	6,200,729	6,308,507	6,136,021
Federal funds purchased and securities sold
under agreements to repurchase	88,048	93,452	87,343	86,457	89,349
FHLB short-term borrowings	760,673	602,720	946,096	759,919	856,837
Total short-term borrowings	848,721	696,172	1,033,439	846,376	946,186
Long-term debt	119,605	119,756	119,603	119,575	119,553
Total borrowed funds	968,326	815,928	1,153,042	965,951	1,065,739
Accrued interest and other liabilities	127,667	123,264	112,089	91,967	95,597
Total Liabilities	7,537,856	7,496,403	7,465,860	7,366,425	7,297,357

SHAREHOLDERS' EQUITY
Common stock	570,058	569,779	568,203	567,682	570,558
Retained earnings	442,104	430,402	419,901	406,788	395,756
Accumulated other comprehensive loss	(27,569)	(22,436)	(17,701)	(21,901)	(26,165)
Treasury stock, at cost	(113,378)	(114,236)	(114,107)	(115,157)	(118,561)
Total Shareholders' Equity	871,215	863,509	856,296	837,412	821,588
Total Liabilities and Shareholders' Equity	$8,409,071	$8,359,912	$8,322,156	$8,203,837	$8,118,945

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages
	March 31, 2017		December 31, 2016		March 31, 2016		Linked Qtr. Income Variance			Comparable Qtr. Income Variance
	Balance	Yield	Balance	Yield	Balance	Yield	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investments:
Investment securities	$1,906,699	2.76%	$1,816,944	2.58%	$1,938,772	2.59%	$793	$336	$1,129	$790	$(364)	$426
Interest-bearing deposits with other banks	40,985	0.80%	19,557	0.59%	24,291	0.53%	11	41	52	17	32	49
Gross loans (1)	5,748,033	4.64%	5,793,647	4.57%	5,434,950	4.59%	996	(1,996)	(1,000)	666	2,892	3,558
Total earning assets	7,695,717	4.15%	7,630,148	4.09%	7,398,013	4.06%	1,799	(1,618)	181	1,473	2,560	4,033

Nonearning assets
Allowance for loan and lease losses	(58,461)		(58,733)		(54,882)
Cash and due from banks	115,719		122,130		117,782
Accrued interest and other assets	656,096		666,367		658,032
Total assets	$8,409,071		$8,359,912		$8,118,945

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,484,427	0.20%	$1,540,755	0.14%	$1,391,591	0.16%
Savings	2,224,708	0.48%	2,093,557	0.31%	1,938,206	0.26%
Time	1,233,631	1.17%	1,378,301	1.11%	1,419,456	1.05%
Total interest-bearing deposits	4,942,766	0.57%	5,012,613	0.48%	4,749,253	0.47%	$1,153	$(254)	$899	$1,198	$197	$1,395
Borrowed funds
Short-term borrowings	848,721	0.68%	696,172	0.52%	946,186	0.50%	286	231	517	444	(182)	262
Long-term debt	119,605	5.22%	119,756	5.10%	119,553	5.17%	35	(36)	(1)	15	(16)	(1)
Total borrowed funds	968,326	1.24%	815,928	1.19%	1,065,739	1.02%	321	195	516	459	(198)	261
Total interest-bearing liabilities	5,911,092	0.68%	5,828,541	0.58%	5,814,992	0.57%	1,474	(59)	1,415	1,657	(1)	1,656

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,499,097		1,544,598		1,386,768
Other liabilities	127,667		123,264		95,597
Shareholders' equity	871,215		863,509		821,588
Total liabilities & shareholders' equity	$8,409,071		$8,359,912		$8,118,945

Net interest income	$68,932		$70,166		$66,555		$325	$(1,559)	$(1,234)	$(184)	$2,561	$2,377
Net interest spread		3.47%		3.51%		3.49%
Net interest margin		3.63%		3.66%		3.62%

Tax equivalent adjustment		0.07%		0.05%		0.06%
Net interest margin (fully tax equivalent)		3.70%		3.71%		3.68%

(1) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2017	2016	2016	2016	2016
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$57,961	$57,618	$56,708	$53,732	$53,398
Provision for loan and lease losses	367	2,761	1,687	4,037	1,655
Gross charge-offs
Commercial and industrial	1,743	1,590	296	265	479
Lease financing	0	0	0	0	0
Construction real estate	0	(2)	64	28	3
Commercial real estate	485	990	1,135	1,596	1,262
Residential real estate	61	224	90	28	45
Home equity	180	232	475	398	340
Installment	49	60	223	30	73
Credit card	232	326	267	357	240
Total gross charge-offs	2,750	3,420	2,550	2,702	2,442
Recoveries
Commercial and industrial	262	186	327	420	222
Lease financing	0	0	0	1	0
Construction real estate	0	51	6	202	26
Commercial real estate	256	382	997	681	442
Residential real estate	9	54	38	81	63
Home equity	106	144	257	131	188
Installment	71	118	56	62	99
Credit card	44	67	92	63	81
Total recoveries	748	1,002	1,773	1,641	1,121
Total net charge-offs	2,002	2,418	777	1,061	1,321
Ending allowance for loan and lease losses	$56,326	$57,961	$57,618	$56,708	$53,732

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.34%	0.32%	(0.01)%	(0.04)%	0.06%
Lease financing	0.00%	0.00%	0.00%	0.00%	0.00%
Construction real estate	0.00%	(0.06)%	0.06%	(0.20)%	(0.03)%
Commercial real estate	0.04%	0.10%	0.02%	0.16%	0.15%
Residential real estate	0.04%	0.13%	0.04%	(0.04)%	(0.01)%
Home equity	0.07%	0.08%	0.19%	0.23%	0.13%
Installment	(0.18)%	(0.47)%	1.40%	(0.29)%	(0.25)%
Credit card	1.73%	2.35%	1.64%	2.85%	1.55%
Total net charge-offs	0.14%	0.17%	0.05%	0.08%	0.10%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$9,249	$2,419	$3,201	$2,980	$3,917
Lease financing	102	195	214	1,167	121
Construction real estate	1,075	0	0	0	0
Commercial real estate	14,324	6,098	5,985	8,750	8,577
Residential real estate	4,520	5,251	4,759	4,824	4,243
Home equity	3,571	3,400	3,815	4,123	5,036
Installment	322	367	327	433	113
Nonaccrual loans	33,163	17,730	18,301	22,277	22,007
Accruing troubled debt restructurings (TDRs)	29,948	30,240	32,164	28,022	30,127
Total nonperforming loans	63,111	47,970	50,465	50,299	52,134
Other real estate owned (OREO)	5,300	6,284	7,577	9,302	11,939
Total nonperforming assets	68,411	54,254	58,042	59,601	64,073
Accruing loans past due 90 days or more	96	142	130	981	59
Total underperforming assets	$68,507	$54,396	$58,172	$60,582	$64,132
Total classified assets	$114,550	$125,155	$142,169	$143,331	$133,940

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	169.85%	326.91%	314.84%	254.56%	244.16%
Nonperforming loans	89.25%	120.83%	114.17%	112.74%	103.07%
Total ending loans	0.98%	1.01%	1.00%	0.99%	0.98%
Nonperforming loans to total loans	1.10%	0.83%	0.87%	0.88%	0.95%
Nonperforming assets to
Ending loans, plus OREO	1.19%	0.94%	1.00%	1.04%	1.16%
Total assets	0.80%	0.64%	0.69%	0.72%	0.78%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.67%	0.42%	0.45%	0.55%	0.62%
Total assets	0.45%	0.28%	0.31%	0.38%	0.41%
Classified assets to total assets	1.34%	1.48%	1.70%	1.72%	1.63%

(1) Nonaccrual loans include nonaccrual TDRs of $7.8 million, $5.1 million, $5.6 million, $8.0 million, and $7.5 million, as of March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2017	2016	2016	2016	2016
PER COMMON SHARE
Market Price
High	$28.90	$29.35	$22.52	$20.16	$18.36
Low	$26.00	$21.05	$18.83	$17.49	$14.91
Close	$27.45	$28.45	$21.84	$19.45	$18.18

Average shares outstanding - basic	61,398,414	61,311,068	61,280,283	61,194,254	61,036,797
Average shares outstanding - diluted	62,140,384	62,080,683	62,086,067	62,027,008	61,840,247
Ending shares outstanding	62,134,285	61,979,552	61,952,873	61,959,529	61,855,027

Total shareholders' equity	$880,065	$865,224	$861,137	$846,723	$826,587

REGULATORY CAPITAL	Preliminary
Common equity tier 1 capital	$716,678	$703,891	$688,363	$673,313	$658,001
Common equity tier 1 capital ratio	10.59%	10.46%	10.20%	10.07%	10.16%
Tier 1 capital	$716,782	$703,995	$688,467	$673,417	$658,105
Tier 1 ratio	10.59%	10.46%	10.20%	10.07%	10.16%
Total capital	$892,161	$881,158	$865,248	$849,303	$831,924
Total capital ratio	13.19%	13.10%	12.82%	12.70%	12.84%
Total capital in excess of minimum
requirement	$266,367	$300,804	$282,996	$272,708	$273,135
Total risk-weighted assets	$6,765,336	$6,728,737	$6,750,750	$6,685,158	$6,478,716
Leverage ratio	8.69%	8.60%	8.45%	8.38%	8.27%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.32%	10.25%	10.29%	10.19%	10.09%
Ending tangible shareholders' equity to ending tangible assets	8.05%	7.96%	7.97%	7.85%	7.71%
Average shareholders' equity to average assets	10.36%	10.33%	10.29%	10.21%	10.12%
Average tangible shareholders' equity to average tangible assets	8.06%	8.01%	7.96%	7.83%	7.71%